Exhibit 99.12

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                   APRIL 1999
                REMIC Home Equity Loan Pass-Through Certificates,
                                 Series 1999-HE1

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination
Date for this month:

     The amounts below are for a Single Certificate of $1,000:

     (1)  Amount of distribution allocable to principal:

                Class A1         $76.48538598
                              ----------------
                Class A2          $0.00000000
                              ----------------
                Class A3          $0.00000000
                              ----------------
                Class A4          $0.00000000
                              ----------------
                Class A5          $0.00000000
                              ----------------
                Class A6          $0.00000000
                              ----------------
                Class A7          $0.00000000
                              ----------------
                 Class M          $1.12953608
                              ----------------
                Class B1          $1.12953608
                              ----------------
                Class B2          $1.12953608
                              ----------------
                Class B3          $1.12953608
                              ----------------
                Class B4          $1.12953608
                              ----------------
                Class B5          $1.12953608
                              ----------------
                Class R1        $500.00000000
                              ----------------
                Class R2        $500.00000000
                              ----------------

     (2)  Aggregate Principal prepayments included in distribution:

                Class A1           $12,651,999.43
                              --------------------
                Class A2              $0.00000000
                              --------------------
                Class A3              $0.00000000
                              --------------------
                Class A4              $0.00000000
                              --------------------
                Class A5              $0.00000000
                              --------------------
                Class A6              $0.00000000
                              --------------------
                Class A7              $0.00000000
                              --------------------
                 Class M              $0.00000000
                              --------------------
                Class B1              $0.00000000
                              --------------------
                Class B2              $0.00000000
                              --------------------
                Class B3              $0.00000000
                              --------------------
                Class B4              $0.00000000
                              --------------------
                Class B5              $0.00000000
                              --------------------
                Class R1              $0.00000000
                              --------------------
                Class R2              $0.00000000
                              --------------------

     (3)  Amount of distribution allocable to interest Pay-out Rate:

                Class A1         $4.99583333              5.995%
                              -----------------------------------
                Class A2         $4.92083333              5.905%
                              -----------------------------------
                Class A3         $5.02916667              6.035%
                              -----------------------------------
                Class A4         $5.15416667              6.185%
                              -----------------------------------
                Class A5         $5.23750000              6.285%
                              -----------------------------------
                Class A6         $5.58333333              6.700%
                              -----------------------------------
                Class A7         $5.22083333              6.265%
                              -----------------------------------
                 Class S         $2.16045318               2.59%
                              -----------------------------------
                 Class M         $5.58750000              6.705%
                              -----------------------------------
                Class B1         $6.00000000              7.200%
                              -----------------------------------
                Class B2         $7.10416667              8.525%
                              -----------------------------------
                Class B3         $7.42310500              8.908%
                              -----------------------------------
                Class B4         $7.42310500              8.908%
                              -----------------------------------
                Class B5         $7.42310500              8.908%
                              -----------------------------------

      (4) Servicing Compensation:                          $245,242.84
                                                        ---------------

     The  amounts below are for the aggregate of all Certificates:

      (5) Pool Principal Balance;                             $508,986,591.75
                                                              ----------------
                number of Mortgage
                Loans:                                                  6,269
                                                              ----------------

     (6)  Class  Certificate  Principal  Balance  of  each  Class;   Certificate
          Principal Balance of Single Certificate of each class:

                                                                Single
                                                              Certificate
          Class                          Class Balance          Balance
          --------------------------------------------------------------------
          Class A1                        $158,844,513.61       $923.51461402
                                 ---------------------------------------------
          Class A2                         $47,000,000.00     $1,000.00000000
                                 ---------------------------------------------
          Class A3                         $83,995,000.00     $1,000.00000000
                                 ---------------------------------------------
          Class A4                         $24,000,000.00     $1,000.00000000
                                 ---------------------------------------------
          Class A5                         $43,000,000.00     $1,000.00000000
                                 ---------------------------------------------
          Class A6                         $32,636,000.00     $1,000.00000000
                                 ---------------------------------------------
          Class A7                         $44,000,000.00     $1,000.00000000
                                 ---------------------------------------------
          Class M                          $17,794,877.31       $998.87046392
                                 ---------------------------------------------
          Class B1                         $15,252,751.98       $998.87046392
                                 ---------------------------------------------
          Class B2                         $11,440,063.42       $998.87046392
                                 ---------------------------------------------
          Class B3                          $5,847,387.70       $998.87046392
                                 ---------------------------------------------
          Class B4                          $3,558,975.46       $998.87046392
                                 ---------------------------------------------
          Class B5                          $8,390,104.11       $998.87046392
                                 ---------------------------------------------
          Class R1                                  $0.00         $0.00000000
                                 ---------------------------------------------
          Class R2                                  $0.00         $0.00000000
                                 ---------------------------------------------
                                          $495,759,673.60

     (7)  Book value of real estate acquired on behalf of Certificate-  holders;
          number of related Mortgage Loans:                                $0.00
                                                                           -----
                                                                               0
                                                                           -----

     (8)  Aggregate   Scheduled  Principal  Balance  and  number  of  delinquent
          Mortgage Loans:

          One Payment Delinquent                                  $3,417,991.14
                                                                  --------------
                                                                             47
                                                                  --------------
          Two Payments Delinquent                                   $210,540.03
                                                                 --------------
                                                                              3
                                                                  --------------
          Three or more Payments Delinquent                          $99,839.97
                                                                  --------------
                                                                              1
                                                                  --------------
          TOTAL                                                   $3,728,371.14
                                                                  --------------
                                                                             51
                                                                  --------------
          In foreclosure                                            $663,160.70
                                                                  --------------
                                                                              6
                                                                  --------------

     (9)  Aggregate  Scheduled Principal Balance and number of replaced Mortgage
          Loans:                                                           $0.00
                                                                           --
                                                                           0
                                                                           --

          (10) Unpaid Net Simple Interest Shortfall:

                Class A1                 $0.00
                                         ------
                Class A2                 $0.00
                                         ------
                Class A3                 $0.00
                                         ------
                Class A4                 $0.00
                                         ------
                Class A5                 $0.00
                                         ------
                Class A6                 $0.00
                                         ------
                Class A7                 $0.00
                                         ------
                 Class S                 $0.00
                                         ------
                 Class M                 $0.00
                                         ------
                Class B1                 $0.00
                                         ------
                Class B2                 $0.00
                                         ------
                Class B3                 $0.00
                                         ------
                Class B4                 $0.00
                                         ------
                Class B5                 $0.00
                                         ------


     (11) Class Certificate Interest Rate of:

                 Class M                 6.705%
                                  --------------
                Class B1                 7.200%
                                  --------------
                Class B2                 8.525%
                                  --------------
                Class B3                 8.908%
                                  --------------
                Class B4                 8.908%
                                  --------------
                Class B5                 8.908%
                                  --------------
                 Class S                  2.59%
                                  --------------

     (12) Senior Percentage for such Distribution Date                87.749266%
                                                                      ----------

     (13) Senior PrepaymentPercentage for such Distribution Date         100.00%
                                                                      ----------

     (14) Junior Percentage for such Distribution Date                12.250734%
                                                                      ----------

     (15) Junior Prepayment Percentage for such Distribution Date          0.00%
                                                                      ----------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                              GE CAPITAL MORTGAGE SERVICES, INC.

                                              By:  /s/ Tim Neer
                                              --------------------------------
                                              Name:     Tim Neer
                                              Title:    Vice President of
                                                        Investor Operations